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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 22, 1999


                            GUARANTY BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


            TEXAS                       0-23113                  75-1656431
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

           100 WEST ARKANSAS
         MOUNT PLEASANT, TEXAS                                     75456
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (903) 572-9881

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       ITEM 5. OTHER EVENTS.

       On April 22, 1999, the registrant issued a press release, a copy of which is included herewith as Exhibit 99.

       ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       (c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:


 EXHIBIT
 NUMBER                     DESCRIPTION OF EXHIBIT
 ------                     ----------------------
   99       Press release issued by Guaranty Bancshares, Inc. on April 22, 1999.

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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GUARANTY BANCSHARES, INC.

                                    By: /s/ ARTHUR B. SCHARLACH, JR.
                                        Arthur B. Scharlach, Jr.
                                        President


Dated: May 11, 1999
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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                    DESCRIPTION
------                    -----------
   99         Press release issued by Guaranty
              Bancshares, Inc. on April 22, 1999



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